UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2004

VITAL IMAGES, INC.
(Exact name of Registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-22229
(Commission File Number)

42-1321776
(I.R.S. Employer Identification No.)

3300 Fernbrook Lane North, Plymouth, MN	55447
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 852-4100

Item 7.           Financial Statements and Exhibits

(c)                                  Exhibits

99.1                          A copy of the press release announcing financial results for the first quarter of 2004 issued by Vital Images, Inc. on April 29, 2004 is being furnished as an exhibit to this Form 8-K.

Item 12.  Results of Operations and Financial Condition

On April 29, 2004, Vital Images, Inc. issued a press release announcing financial results for the first quarter of 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITAL IMAGES, INC.

		By:	/s/ Gregory S. Furness
Gregory S. Furness
Chief Financial Officer and Vice President-Finance
(Chief Financial Officer and Chief Accounting Officer)
Dated:	April 29, 2004